                                                                   Exhibit 10.25

                     PREFERRED STOCK WARRANT TO PURCHASE
                  [*]  SHARES OF SERIES E PREFERRED STOCK
                                     OF
                              INTERWOVEN, INC.

                         (Void after July 22, 2006)
                      Preferred Stock Warrant:  PEW-___

              THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

     This certifies that General Electric Company ("GE") each of GE and any successor or assign being a "Holder"), for consideration the sufficiency and receipt of which is hereby acknowledged, is entitled to purchase from Interwoven, Inc., a California corporation (the "Company"), subject to the terms set forth below, [*], newly issued, fully paid and nonassessable shares (subject to adjustment as provided herein) of the Company's Series E Preferred Stock, no par value per share (the "Warrant Shares") for cash at a price of [*] (as adjusted as provided herein, the "Exercise Price") or pursuant to the cashless exercise terms in Section 1.2 at any time or from time to time up to and including 5:00 p.m. (Pacific Time) July 22, 2006, or if such day is not a Business Day, then on the next succeeding Business Day, such day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. [*]. The Exercise Price is subject to adjustment as provided in
Section 3 of this Warrant and the right to purchase the Warrant Shares and the number of Warrant Shares that may be purchased hereunder are subject to the contingencies set forth in this Warrant.

     This Warrant is subject to the following terms and conditions:

     1.   Exercise, Issuance of Certificates, Reduction in Number of Warrant
          ------------------------------------------------------------------
          Shares.
          ------

          1.1  General.  Except as provided in Section 1.2, this Warrant is
               -------
exercisable at the option of the Holder of record hereof on or prior to the Expiration Date, at any time or from time to time, for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder, as that number may be adjusted pursuant to Sections 1.2 or 3 of this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of the close of business on the date on which this Warrant shall have been surrendered, the completed and executed Form of Subscription delivered, and payment of the Exercise Price in cash or by certified check, or if applicable, submission of the cashless exercise calculation pursuant to Section 1.2 for such Warrant Shares. In addition, with respect to the Warrant Shares, Holder will make the representations and warranties set forth in Section 6.1 and Company will make representations and warranties with respect to due authorization, valid issuance and otherwise as set forth in Section 9.4 (excluding Section 9.4(c)), including the absence of pre-emptive rights and the absence of conflict with the Company's constituent documents. Certificates for the Warrant Shares so acquired, together with any other securities or property (including any money) to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder or its transferee designated in writing to the Company by the Company at the Company's expense not later than ten (10) days after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and promptly execute and deliver to the Holder or its transferee designated in writing to the Company a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase. Each stock certificate so delivered shall be registered in the name of such Holder. The Company shall pay all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

          1.2  Net Issue Exercise of Warrant.  Notwithstanding any provisions
               -----------------------------
herein to the contrary, if the fair market value of one share of Series E Preferred Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, Holder may elect to receive shares of Series E Preferred Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription in which event the Company shall issue to the Holder a number of shares of Series E Preferred Stock computed using the following formula:

                                X  =  Y (A-B)
                                     ---------
                                         A

          Where                 X  =  the number of shares of Series E
                                      Preferred Stock to be issued to Holder

                                Y  =  the number of shares of Series E
                                      Preferred Stock purchasable under the
                                      Warrant or, if only a portion of the
                                      Warrant is being exercised, the portion
                                      of the Warrant being canceled (at the
                                      date of such calculation)

                                A  =  the fair market value of one share of
                                      the Company's Series E Preferred Stock
                                      (at the date of such calculation)

                                B  =  Exercise Price (as adjusted to the date
                                      of such calculation)

     2.   Reservation of Shares.  The Company hereby agrees that at all times
          ---------------------
there shall be reserved for issuance and delivery upon exercise of this Warrant such number of authorized but unissued Warrant Shares (and Common Stock into which such Warrant Shares are convertible) as will be sufficient to permit the full exercise of this Warrant. The Company covenants and agrees that all Warrant Shares, and all shares of Common Stock issuable upon conversion of such Warrant Shares, shall be duly authorized and, upon issuance in accordance herewith, shall be validly issued, fully paid and nonassessable, and free of all liens, security interests, charges and other encumbrances or restrictions upon sale and free and clear of preemptive or similar rights, except for restrictions on transfer provided for herein, under the Rights Agreement or under applicable federal and state securities laws.

     3.   Adjustment of Exercise Price and Number of Shares for Equity Events.
          -------------------------------------------------------------------
The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

          3.1  Dividends; Subdivision or Combination of Stock.
               ----------------------------------------------

               (a) In the case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Series E Preferred Stock payable in Series E Preferred Stock, (ii) subdivide or split the outstanding Series E Preferred Stock, (iii) combine or reclassify the outstanding Series E Preferred Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Series E Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that the exercise of this Warrant after such time shall entitle the holder to receive the aggregate number of shares of Series E Preferred Stock or other securities of the Company (or shares of any security into which such shares of Series E Preferred Stock have been reclassified pursuant to clause 3.1(a)(iii) or 3.1(a)(iv) above) which, if this Warrant had been exercised immediately prior to such time, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to the holders of its Series E Preferred Stock or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date shares of Series E Preferred Stock (or securities convertible into share of Series E Preferred Stock) at a price per share of Series E Preferred Stock (or having a conversion price per share of Series E Preferred Stock, if a security convertible into shares of Series E Preferred Stock) less than the Current Market Price Per Series E Preferred Share on such record date, the maximum number of shares of Series E Preferred Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted in the manner set forth in the following sentence, as through such maximum number of shares of Series E Preferred Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Series E Preferred Stock. The adjusted Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the sum of (x) the number of shares of Series E Preferred Stock outstanding immediately prior to the time of such issuance or sale multiplied by the Current Market Price Per Series E Preferred Shares immediately prior to such record date and (y) the aggregate consideration, if any, to be received by the Company upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of shares of Series E Preferred Stock outstanding immediately after such record date and the Current Market Price Per Series E Preferred Share immediately prior to such issuance. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Company; provided that if the Holder shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to the Holder to determine such fair market value. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of shares of Series E Preferred Stock to which the holders of such rights, options or warrants are entitled (other then pursuant to adjustment provisions therein comparable to those contained in this paragraph 3.1), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, in the former event, or the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock, in the latter event.

               (c) In the case the Company shall fix a record date for the making of a distribution to holders of Series E Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than dividends payable in Series E Preferred Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph 3(b) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Series E Preferred Share on such record date, less the fair market value (determined as set forth in paragraph 3.1(d) hereof) of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Series E Preferred Stock, and the denominator of which shall be such Current Market Price Per Series E Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

               (d) For the purchase of any computation under paragraph 1.2 or paragraph 3.1(b), or 3.1(c) hereof, on any determination date (i) on or prior to the Company's initial public offering, the Current Market Price Per Series E Preferred Share shall, subject to the penultimate sentence of this paragraph 3.1(d), be the fair market value per share of the applicable class of Series E Preferred Stock as reasonably determined by the Board of Directors of the Company, and (ii) after the Company's initial public offering, the Current Market Price Per Series E Preferred Share shall be deemed to be the product of
(i) the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the applicable class of Common Stock for the 20 consecutive trading days immediately prior to such date and (ii) the number of shares of Common Stock into which each share of Series E Preferred Stock is then convertible into. "Daily Price" means (A) if the shares of such class of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (B) if the shares of such class of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (C) if the shares of such class of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or (D) if the shares of such class of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ. If on any determination date the shares of such class of Stock are not quoted by any such organization, the Current Market Price Per Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors. If the Holder shall object to any determination by the Board of Directors on or prior to the Company's initial public offering of the Current Market Price Per Series E Preferred Share, the Current Market Price Per Series E Preferred Share shall be the fair market value per share of the applicable class of Series E Preferred Stock as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to the Holder. For purposes of any computation under this paragraph 3.1, the number of shares of Series E Preferred Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

               (e) In the event that, at any time as a result of the provisions of this paragraph 3.1 the Holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock of the Company other than Series E Preferred Stock, the number of such other shares so receivable upon exercise of this Warrant shall, as more fully provided in
Section 9.3, thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

               (f) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 3.1(a), 3.1(b), or 3.1(c) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Series E Preferred Stock obtained by (i) multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and
(ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          3.2  [Intentionally Omitted]
                ---------------------

          3.3  Notice of Adjustment.  Upon any adjustment of the Exercise Price
               --------------------
or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be prepared by the independent public accountants then auditing the books of the Company and signed by the Company's Chief Financial Officer and the Company's Secretary and shall state the Exercise Price resulting from such adjustment and the adjusted number of shares if applicable, purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts requiring such adjustment upon which such calculation is based. A copy of such notice shall be kept in the custody of the Company's Secretary or Assistant Secretary at its principal office and with its stock transfer agent.

     4.   Consolidation, Merger, or Sale of Assets.  In case of any
          ----------------------------------------
consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Series E Preferred Stock) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Series E Preferred Stock for which this Warrant may have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Series E Preferred Stock is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent person"), or an Affiliate of a constituent person and (ii) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Series E Preferred Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Series E Preferred Stock held immediately prior to such consolidation, merger, sale or transfer by other than a constituent person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph 4 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this paragraph 4 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     5.   No Voting or Dividend Rights.  Nothing contained in this Warrant
          ----------------------------
shall be construed as conferring upon the Holder hereof the right, prior to the exercise of the Warrant, to vote or to consent to receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

     6.   Compliance with Securities Act; Transferability of Warrant;
          -----------------------------------------------------------
Disposition of Warrant Shares or Common Stock.
---------------------------------------------

          6.1  Compliance with Securities Act.  The Holder of this Warrant, by
               ------------------------------
acceptance hereof, agrees that this Warrant is being acquired for investment and that it will not offer, sell, or otherwise dispose of this Warrant, any Warrant Shares, or any shares of Common Stock to be issued upon conversion of the Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. All Warrant Shares and all shares of Common Stock issued upon conversion of the Warrant Shares (unless registered under the Act) shall, subject to Section 6.3 be stamped or imprinted with a legend in substantially the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THEY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

          6.2  Warrant Transferable.  Subject to compliance with applicable
               --------------------
federal and state securities laws under which this Warrant was purchased, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed; provided, however, that the Holder shall notify the Company in writing in advance of any proposed transfer and shall not transfer this Warrant or any rights hereunder to any person or entity which is then known to the Holder to be principally engaged in a business in direct and substantial competition with the Company.

          6.3  Disposition of Warrant Shares and Common Stock.  With respect to
               ----------------------------------------------
any offer, sale, or other disposition of the Warrant, any Warrant Shares, or of any shares of Common Stock issued upon conversion of the Warrant Shares prior to registration of such shares, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration under the Act or any applicable state law then in effect of such Warrant, Warrant Shares or Common Stock, as the case may be, or that such Warrant, Warrant Shares or Common Stock are no longer subject to the restrictive legends referred to herein. Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of such Warrant, Warrant Shares or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph 6.3 that the opinion of the counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made and provide a written legal opinion of the Company's outside counsel explaining the reasons for such determination. Notwithstanding the foregoing, such Warrant, Warrant Shares or Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant, Warrant Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. If appropriate in the circumstances, the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     7.   Modification and Waiver.  This Warrant and any provision hereof may
          -----------------------
be amended, changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Except as expressly provided herein, no failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     8.   Notices.  Any notice, request, or other document required or
          -------
required or permitted to be given or delivered to the Holder hereof or the Company shall be in writing and shall be given to the Holder or the Company at its address or telecopier number set forth below or such other address or telecopier number as either may from time to time provide to the other.

     Address/Telecopier (Company):

     Interwoven, Inc.
     1195 West Fremont Ave., Suite 2000
     Sunnyvale, CA 94087
     Fax:  (408) 774-2002
     Attn:  David Allen


     Address/Telecopier (Holder):

     General Electric Company
     3135 Easton Turnpike
     Fairfield, CT 06431
     Fax:  (203) 373-3707
     Attn:  Gary Reiner

     With a copy to:


     Pamela Daley
     VP - Senior Counsel for Transactions
     Fax:  (203) 373-3008

     Each such notice, request or other document shall be effective (i) if given by telecopy, when such telecopy is properly transmitted and the intended recipient confirms receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein or, subsequently notified to the other party in writing.

     9.   Representations and Warranties and Covenants of the Company.
          -----------------------------------------------------------

          9.1  Notice of Certain Events.  If at any time:
               ------------------------

               (i) the Company shall declare any cash dividend upon its Series E Preferred Stock;

               (ii) the Company shall declare any dividend upon its Series E Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Series E Preferred Stock;

               (iii) the Company shall offer for subscription pro rata to the holders of its Series E Preferred Stock any additional shares of stock of any class or other rights;

               (iv) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

               (v) there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Company; or

               (vi) there shall be an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or public offering, at least ten (10) days' prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution, or subscription rights, the date on which the holders of Series E Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the proposed date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, or public offering, as the case may be.

          9.2  Registrable Securities.  Upon exercise of this Warrant, the
               ----------------------
Warrant Shares shall be Registrable Securities under that Third Amended and Restated Investor Rights Agreement dated as of June 10, 1999, to which the Company and holders of its Preferred Stock are parties ("Rights Agreement") and the Holder of this Warrant shall be a Holder under the Rights Agreement. By its receipt of this Warrant, Holder agrees to be bound by the terms of Sections 4 through 13 and Section 15 of the Rights Agreement.

          9.3  Replacement Warrant Upon IPO.  In the event of conversion of all
               ----------------------------
of the Company's Series E Preferred Stock into Common Stock in connection with an initial public offering, (i) this Warrant shall be exercisable for Common Stock, not for Series E Preferred Stock, and (ii) Holder shall, following receipt of proper notice from the Company of such conversion, surrender this Warrant to the Company and the Company shall cancel this Warrant and execute and promptly deliver to Holder a replacement Warrant, dated the date of the conversion and having substantially the same terms as those contained herein, with such modifications as are appropriate to give effect to the changes in the Company's capital structure. Holder and the Company shall cooperate to agree on such terms and such replacement Warrant shall be exercisable for such number of shares of Common Stock as would be issuable had the Warrant Shares been outstanding on the date of conversion.

          9.4  Representations and Warranties of the Company to Investors.
               ----------------------------------------------------------
Except as set forth in the Schedule of Exceptions attached as Exhibit B to the
                                                              ---------
Series E Preferred Stock Purchase Agreement dated as of June 10, 1999, the Company hereby represents and warrants to Holder that:

               (a)  Corporate Organization and Authority.  The Company:
                    ------------------------------------

                    (i) is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of California;

                    (ii) has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted;

                    (iii) is qualified as a foreign corporation in all jurisdictions in which such qualification is required and where its failure to qualify would have a material adverse effect on the business, properties, prospects or financial condition of the Company.

               (b)  Capitalization.  As of June 30, 1999, the authorized
                    --------------
capital of the Company consisted of: 40,000,000 shares of Common Stock, of which 9,642,834 were issued and outstanding, and 25,000,000 shares of Preferred Stock (the "Preferred") of which (a) 1,120,000 shares have been designated Series A Preferred, 1,120,000 of which are issued and outstanding,
(b) 3,142,133 shares have been designated Series B Preferred, 3,039,505 of which are issued and outstanding, (c) 7,159,743 shares have been designated Series C Preferred, all of which are issued and outstanding, (d) 3,741,217 shares have been designated Series D Preferred Stock, all of which are issued and outstanding, and (e) 3,600,000 shares have been designated Series E Preferred, 3,394,719 of which are issued or outstanding. The Preferred shall have the rights, preferences, privileges, and restrictions set forth in the Articles. The outstanding shares have been duly authorized and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), and are fully-paid and non-assessable. The Company has reserved 1,120,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, an additional 3,309,940 shares of Common Stock for issuance upon conversion of the Series B Preferred, of which 3,201,832 are reserved for issuance upon conversion of the Series B Preferred and 108,108 are reserved for issuance upon the conversion of the Series B Preferred issuable upon exercise of outstanding warrants to purchase Series B Preferred, an additional 7,159,743 shares of Common Stock for issuance upon conversion of the Series C Preferred, an additional 3,741,217 shares of Common Stock for issuance upon conversion of the Series D Preferred, and an additional 3,400,000 are reserved for issuance upon conversion of the Series E Preferred. Except as set forth herein, and in the Rights Agreement, there are no outstanding warrants, options, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company other than rights pursuant to the Company's Stock Option Plan and other Board approved equity compensation arrangements and the Warrants listed in the Schedule of Exceptions to the Series E Preferred Stock Purchase Agreement, nor has the issuance of any of the aforesaid rights to acquire securities of the Company been authorized. Since June 30, 1999, there have been no share issuances other than in connection with (i) the Company's acquisition of Lexington Software Associates, Inc. and
(ii) option exercises under the Company's Stock Option Plans.

               (c)  Subsidiaries.  The Company does not presently own, have any
                    ------------
investment in, or control, directly or indirectly, any Subsidiaries, associations, or other business entities. The Company is not a participant in any joint venture, limited liability company ("L.L.C."), or partnership.

               (d)  Authorization.  All corporate action on the part of the
                    -------------
Company, its officers, directors, and shareholders necessary for the authorization, execution, delivery, and performance of all obligations under this Warrant and under the Rights Agreement and for the authorization, issuance, and delivery of the Warrant, the Warrant Shares and the Common Stock issuable upon conversion of the Warrant Shares has been taken, and this Warrant and the Rights Agreement (collectively, the "Transactional Agreements"), constitute legally binding and valid obligations of the Company enforceable in accordance with their terms.

               (e)  Corporate Power.  The Company has all requisite legal and
                    ---------------
corporate power and authority to execute, issue and deliver the Warrant, to issue the Warrant Shares and the Common Stock issuable upon conversion of the Warrant Shares, and to carry out and perform its obligations under the terms of the Transactional Agreements.

               (f)  Validity of Shares.  The Warrant is duly and validly issued
                    ------------------
(including, without limitation, issued in compliance with applicable federal and state securities laws), fully paid and non-assessable. The Warrant Shares and the Common Stock issuable upon conversion of the Warrant Shares have been duly and validly reserved and, assuming such Warrant Shares and Common Stock are issued as contemplated by this Warrant, upon issuance in accordance with the Restated Articles will be duly and validly issued (including, without limitation, issued in compliance with all applicable federal and state securities laws) and non-assessable and will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed thereon by the holders; provided, however, that the Warrant, the Warrant Shares (and the Common Stock issuable upon conversion thereof) shall be subject to restrictions on transfer under state and/or federal securities laws. The Warrant, the Warrant Shares and the Common Stock issuable upon conversion of the Warrant Shares are not subject to any preemptive rights or rights of first refusal, except as otherwise so agreed to by the holders thereof.

               (g)  No Conflict with Other Instruments.  The execution,
                    ----------------------------------
delivery, and performance of the Transactional Agreements will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Restated Articles or Bylaws; (ii) any provision of any judgment, decree, or order to which the Company is a party or by which it is bound or an event which results in the creation of any material lien, charge or encumbrance upon any material assets of the Company; (iii) any material contract, obligation, or commitment to which the Company is a party or by which it is bound; or (iv) any statute, rule, or governmental regulation applicable to the Company.

     10.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     11.  Lost Warrants.  The Company represents and warrants to the Holder
          -------------
hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor and date, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     12.  Fractional Shares.  No fractional shares or scrip representing
          -----------------
fractional shares shall be issued upon exercise of this Warrant and in lieu thereof the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the fair market value of a Warrant Share on the date of exercise of this Warrant.

     13.  No Impairment.  The Company represents and warrants that the terms of
          -------------
this Warrant (other than exercise price and expiration date), taken as a whole or in any material respect, are not less favorable to Holder than the terms of the other warrants issued by the Company. The Company will not, by charter amendment or by reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continued validity of this Warrant and the Company's obligations hereunder.

     14.  Successors and Assigns.  This Warrant and the rights evidenced hereby
          ----------------------
shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of this 28 day of July 1999.


                              INTERWOVEN, INC.
                              a California corporation

                              /s/ MARTIN BRAUNS
                              -------------------------------
                              Martin Brauns
                              President and Chief Executive
                              Officer

                            FORM OF SUBSCRIPTION
                            --------------------

(To be signed only upon exercise of Warrant)

To:

[_]  Check this box and fill out Item (B) if the undersigned is electing to
     ----------------------------------------------------------------------
     utilize the Net Issue Exercise provisions of Section 1.2 of the attached
     ------------------------------------------------------------------------
     Preferred Stock Warrant.
     -----------------------

          (A) The undersigned, the holder of the attached Preferred Stock Warrant, hereby irrevocably elects to exercise the purchase right represented
by such Warrant for, and to purchase thereunder,         (1)       ( ) shares of
                                                 ---------------------
Series E Preferred Stock of Interwoven, Inc. (the "Company") and herewith makes payment of _____________________ Dollars ($_________) therefor, and requests certificates for such shares be issued in the name of, and delivered to, ___________________________ whose address is __________________________________.

          (B) The undersigned, the holder of the attached Preferred Stock Warrant, hereby irrevocably elects, in accordance with Section 1.2 of such Warrant, to exercise the purchase right represented by such Warrant for, and
to purchase thereunder,        (2)       (    ) shares of Series E Preferred
                        ----------------------
Stock of Interwoven, Inc. (the "Company") and herewith makes payment in the form of the surrender of the Warrant and the cancellation of the portion of
the Warrant representing       (3)       (    ) shares of Series E Preferred
                         ---------------------
Stock, and requests certificates for such shares be issued in the name of, and delivered to, __________________ whose address is _____________________________.

     In exercising its right to exercise the Warrant, the undersigned hereby confirms and acknowledges the investment representations and covenants made in
Section 6.1 of the Warrant.

     DATED:  _______________

                              ________________________________
                              (Signature must conform in all respects
                              to name of Holder as specified on the
                              face of the Warrant)

                              _________________________________

                              _________________________________

(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

(2) Insert here the number of shares to be issued to the undersigned as determined in accordance with Section 1.2 of the attached Preferred Stock Warrant (such number of shares shall be equal to X as determined in such Section 1.2).

(3) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise (such number being representing Y as set forth in Section 1.2 of the attached Preferred Stock Warrant).